Exhibit 99.1

Motorola Solutions, Inc. and Subsidiaries

Segment Realignment

Total Motorola Solutions

	Annual	Quarters (Unaudited)				Annual	Quarter (Unaudited)
	2016	April 1, 2017	July 1, 2017	September 30, 2017	December 31, 2017	2017	March 31, 2018
Net sales from products, as reported	$3,649	$703	$848	$989	$1,233	$3,772	$801
Net sales from services, as reported	2,389	578	649	656	724	2,608	667

Net sales, as reported	6,038	1,281	1,497	1,645	1,957	6,380	1,468

GAAP operating earnings (“OE”) from products, as reported	725	88	172	260	399	919	89
GAAP OE from services, as reported	323	85	89	87	104	365	82

GAAP OE, as reported	1,048	173	261	347	503	1,284	171

Non-GAAP OE from products, as reported	882	94	186	280	418	978	127
Non-GAAP OE from services, as reported	500	118	130	132	148	528	133

Non-GAAP OE, as reported	1,382	212	316	412	566	1,506	260

Realigned Segments (Unaudited)
Net sales from products and systems integration (“SI”)	4,394	855	1,047	1,174	1,437	4,513	952
Net sales from services and software	1,644	426	450	471	520	1,867	516

Net sales	6,038	1,281	1,497	1,645	1,957	6,380	1,468

GAAP OE from products and SI	762	97	190	266	416	969	90
GAAP OE services and software	286	76	71	81	87	315	81

GAAP OE	1,048	173	261	347	503	1,284	171

Non-GAAP OE from products and SI	921	102	204	285	435	1,026	125
Non-GAAP OE from services and software	461	110	112	127	131	480	135

Non-GAAP OE	$1,382	$212	$316	$412	$566	$1,506	$260

Non-GAAP

Motorola Solutions, Inc. and Subsidiaries

Segment Realignment Operating Earnings after Non-GAAP Adjustments

FY 2016
	TOTAL	Products and Systems Integration	Services and Software
Net sales	$6,038	$4,394	$1,644
Operating earnings (“OE”)	$1,048	$762	$286

Above-OE non-GAAP adjustments:
Share-based compensation expense	68	50	18
Reorganization of business charges	138	105	33
Intangibles amortization expense	113	2	111
Acquisition related transaction fees	13	—	13
Building impairment	2	2	—

Total above-OE non-GAAP adjustments	334	159	175

Operating earnings after non-GAAP adjustments	$1,382	$921	$461

Operating earnings as a percentage of net sales – GAAP	17.4%	17.3%	17.4%
Operating earnings as a percentage of net sales – after non-GAAP adjustments	22.9%	21.0%	28.0%

Q1 2017
	TOTAL	Products and Systems Integration	Services and Software
Net sales	$1,281	$855	$426
Operating earnings (“OE”)	$173	$97	$76

Above-OE non-GAAP adjustments:
Share-based compensation expense	17	12	5
Reorganization of business charges	19	15	4
Intangibles amortization expense	36	1	35
Acquisition-related transaction fees	1	—	1
Gain on legal settlement	(42)	(29)	(13)
Building impairment	8	6	2

Total above-OE non-GAAP adjustments	39	5	34

Operating earnings after non-GAAP adjustments	$212	$102	$110

Operating earnings as a percentage of net sales – GAAP	13.5%	11.3%	17.8%
Operating earnings as a percentage of net sales – after non-GAAP adjustments	16.5%	11.9%	25.8%

Q2 2017
	TOTAL	Products and Systems Integration	Services and Software
Net sales	$1,497	$1,047	$450
Operating earnings (“OE”)	$261	$190	$71

Above-OE non-GAAP adjustments:
Share-based compensation expense	16	12	4
Reorganization of business charges	3	2	1
Intangibles amortization expense	37	1	36
Gain on legal settlement	(1)	(1)	—

Total above-OE non-GAAP adjustments	55	14	41

Operating earnings after non-GAAP adjustments	$316	$204	$112

Operating earnings as a percentage of net sales – GAAP	17.4%	18.1%	15.8%
Operating earnings as a percentage of net sales – after non-GAAP adjustments	21.1%	19.5%	24.9%

Q3 2017
	TOTAL	Products and Systems Integration	Services and Software
Net sales	$1,645	$1,174	$471
Operating earnings (“OE”)	$347	$266	$81

Above-OE non-GAAP adjustments:
Share-based compensation expense	16	12	4
Reorganization of business charges	8	6	2
Intangibles amortization expense	39	1	38
Asset impairment	2	—	2

Total above-OE non-GAAP adjustments	65	19	46

Operating earnings after non-GAAP adjustments	$412	$285	$127

Operating earnings as a percentage of net sales – GAAP	21.1%	22.7%	17.2%
Operating earnings as a percentage of net sales – after non-GAAP adjustments	25.0%	24.3%	27.0%

Q4 2017
	TOTAL	Products and Systems Integration	Services and Software
Net sales	$1,957	$1,437	$520
Operating earnings (“OE”)	$503	$416	$87

Above-OE non-GAAP adjustments:
Share-based compensation expense	17	12	5
Reorganization of business charges	12	10	2
Gain on legal settlements	(5)	(4)	(1)
Intangibles amortization expense	39	1	38

Total above-OE non-GAAP adjustments	63	19	44

Operating earnings after non-GAAP adjustments	$566	$435	$131

Operating earnings as a percentage of net sales – GAAP	25.7%	28.9%	16.7%
Operating earnings as a percentage of net sales – after non-GAAP adjustments	28.9%	30.3%	25.2%

FY 2017
	TOTAL	Products and Systems Integration	Services and Software
Net sales	$6,380	$4,513	$1,867
Operating earnings (“OE”)	$1,284	$969	$315

Above-OE non-GAAP adjustments:
Share-based compensation expense	66	49	17
Reorganization of business charges	42	32	10
Intangibles amortization expense	151	3	148
Acquisition-related transaction fees	1	—	1
Gain on legal settlements	(48)	(33)	(15)
Building impairment	8	6	2
Asset impairment	2	—	2

Total above-OE non-GAAP adjustments	222	57	165

Operating earnings after non-GAAP adjustments	$1,506	$1,026	$480

Operating earnings as a percentage of net sales – GAAP	20.1%	21.5%	16.9%
Operating earnings as a percentage of net sales – after non-GAAP adjustments	23.6%	22.7%	25.7%

Q1 2018
	TOTAL	Products and Systems Integration	Services and Software
Net sales	$1,468	$952	$516
Operating earnings (“OE”)	$171	$90	$81

Above-OE non-GAAP adjustments:
Share-based compensation expense	17	12	5
Reorganization of business charges	13	9	4
Intangibles amortization expense	41	1	40
Acquisition-related transaction fees	17	12	5
Loss on legal settlements	1	1	—

Total above-OE non-GAAP adjustments	89	35	54

Operating earnings after non-GAAP adjustments	$260	$125	$135

Operating earnings as a percentage of net sales – GAAP	11.6%	9.5%	15.7%
Operating earnings as a percentage of net sales – after non-GAAP adjustments	17.7%	13.1%	26.2%